                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):     March 9, 2001
                                                              -------------



                             RENAL CARE GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)




        Delaware                      0-27640                 62-1622383
     --------------                ------------           -------------------
     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)           Identification No.)
     incorporation)



           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
           -----------------------------------------------------------
          (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
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              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

                99.1 Slide presentation to be used at analyst and shareholder meetings between January 15, 2001 and February 9, 2001.

Item 9.  Regulation FD Disclosure.

         Beginning during the week of March 12, 2001 and continuing through March 29, 2001, one or more officers of Registrant will make slide presentations to a number of shareholders of Registrant, as well as potential investors and investment analysts. The slide presentation contains, among other things, forward-looking information about Registrant and its business. The slides that the Registrant will use in these presentations are attached to this Current Report on Form 8-K as Exhibit 99.1.

         Certain statements in the slide presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management's expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed or implied by the forward-looking statements, including risks related to: the integration of acquired businesses; compliance with health care and other applicable laws; changes in the Medicare and Medicaid programs; payment reductions by private insurers, hospitals or managed care organizations; reductions in reimbursement for Epogen; increases in the price of Epogen or shortages of Epogen; competition; and changes in the health care delivery, financing or reimbursement systems. These and other factors affecting the company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation, Renal Care Group's annual report on Form 10-K for the year ended December 31, 1999 and Renal Care Group's quarterly report on Form 10-Q for the quarter ended September 30, 2000.

         The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The Registrant undertakes no duty to update the information in this report and warns readers that the information included in this report will become stale after March 29, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAL CARE GROUP, INC.


                                       By: /s/ R. Dirk Allison
                                          --------------------------------------
                                       Name:    R. Dirk Allison
                                            ------------------------------------
                                       Title:   Chief Financial Officer
                                             -----------------------------------

Date: March 9, 2001

                                INDEX TO EXHIBITS

Exhibit Number          Description of Exhibits
--------------          -----------------------
99.1                    Slide presentation to be used at analyst and shareholder
                        meetings between March 12, 2001 and March 29, 2001